                                       ASSIGNMENT AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT AND RECOGNITION AGREEMENT, dated July 12, 2007, ("Agreement") among NIC WL II LLC (the
"Assignor"), Bear Stearns Asset Backed Securities I LLC (the "Assignee"), Fremont Investment & Loan (the
"Originator") and Nationstar Mortgage LLC ("Nationstar"):

                  The parties hereto hereby agree as follows:

                           Assignment and Conveyance

                  1.       The Assignor  hereby  conveys,  sells,  grants,  transfers  and assigns to the Assignee, without  recourse  and as of the date hereof ( the  "Closing  Date"),  all of the right,  title and interest of the
Assignor,  as purchaser,  in, to and under: (i) those certain Mortgage Loans listed on the schedule (the "Mortgage
Loan Schedule")  attached hereto as Exhibit A (the "Mortgage  Loans"),  all interest  accruing thereon on and after
June 1, 2007 and all  collections  in  respect  of  interest  and  principal  due after  June 1, 2007  (other  than collections  of interest  accrued prior to June 1, 2007);  (ii) property  which secured each such Mortgage Loan and which has been  acquired  by  foreclosure  or deed in lieu of  foreclosure;  (iii) its  interest  in any  insurance policies in respect of the  Mortgage  Loans;  and (iv) that  certain  Master  Mortgage  Loan  Purchase  and Interim
Servicing  Agreement dated as of March 15, 2007, as amended (the "Purchase  Agreement"),  between the Assignor,  as initial  purchaser,  and the Originator,  as seller and servicer,  solely insofar as the Purchase Agreement relates to the Mortgage Loans.

                  The Assignor  specifically  reserves and does not assign to the  Assignee  hereunder  any and all right,  title and interest in, to and under and any  obligations  of the Assignor  with respect to (i) any mortgage loans subject to the Purchase  Agreement  which are not the Mortgage  Loans set forth on the Mortgage Loan Schedule and are not the subject of this  Agreement,  (ii) any  collections  in respect of interest and  principal due on or before June 1, 2007 and any  collections  of interest  accrued prior to June 1, 2007 and (iii) the Holdback  Amount
(as defined in the Purchase Agreement).

                  In  consideration  for the Mortgage Loans assigned  hereunder,  the Assignee  shall,  on the date hereof,  deliver to or upon the order of the  Assignor or its  designee  (i) an amount,  in  immediately  available funds,  equal to the net proceeds of the sale of the Class  1-A-1,  Class 2-A-1,  Class 2-A-2,  Class 2-A-3,  Class
2-A-4,  Class M-1, Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7-A and Class M-8-A Notes,  (ii)
the Class  M-7-B,  Class  M-8-B,  Class M-9 and Class M-10 Notes (the  "Retained  Notes") and (iii) the Owner Trust
Certificates.

                                        Recognition of Trust by Originator

                  2.       From and after the date hereof,  the  Originator  shall and does hereby  recognize  that
(i) the Assignee will  transfer the Mortgage  Loans and assign its rights under the Purchase  Agreement  (solely to the extent set forth  herein) and this  Agreement  to Newcastle  Mortgage  Securities  Trust  2007-1 (the  "Trust")
created  pursuant to the Amended and  Restated  Trust  Agreement,  dated as of July 12, 2007,  among the  Assignee,
Wilmington  Trust  Company as owner  trustee  (the  "Owner  Trustee")  and Wells Fargo Bank,  N.A.,  as  securities administrator  (the "Securities  Administrator")  (the "Trust  Agreement") and the Indenture,  dated as of July 12,
2007,  between  the  Trust  and  The  Bank of New  York.  as  indenture  trustee  (the  "Indenture  Trustee")  (the
"Indenture")  and (ii) the initial  Servicer of the Mortgage Loans for the benefit of the Trust will be Nationstar.
The Originator  hereby  acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage  Loans,  (ii) the Originator  shall look solely to the Trust for  performance of any obligations of the Assignor  insofar as they relate to the  enforcement  of the  representations,  warranties  and covenants  with respect to the Mortgage  Loans,  (iii) the Trust  (including the Indenture  Trustee and the Servicer  acting on the
Trust's  behalf) shall have all the rights and remedies  available to the  Assignor,  insofar as they relate to the
Mortgage  Loans,  under the Purchase  Agreement,  including,  without  limitation,  the enforcement of the document delivery  requirements  and remedies with respect to breaches of  representations  and  warranties set forth in the
Purchase  Agreement and repurchases  for Mortgage Loans that are EPD Loans (as defined in the Purchase  Agreement), and shall be entitled to enforce all of the  obligations  of the  Originator  thereunder  insofar as they relate to the Mortgage  Loans,  and (iv) all  references  to the Purchaser  (insofar as they relate to the rights,  title and interest and, with respect to obligations of the Purchaser,  only insofar as they relate to the  enforcement of the representations,  warranties  and  covenants of the  Originator)  or the  Custodian  under the  Purchase  Agreement insofar as they  relate to the  Mortgage  Loans,  shall be deemed to refer to the Trust  (including  the  Indenture
Trustee and the Servicer  acting on the Trust's  behalf).  Neither the  Originator  nor the Assignor shall amend or agree to amend,  modify,  waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment,  modification,  waiver  or  other  alteration  would  in  any  way  affect  the  Mortgage  Loans  or the
Originator's  performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Indenture Trustee.

                          Representations and Warranties of the Originator and Nationstar

                  3.       The Originator  warrants and  represents to the Assignor,  the Assignee and the Trust as of the date hereof that:

         (a)      The  Originator is duly  organized,  validly  existing and in good standing under the laws of the jurisdiction of its organization;

         (b)      The  Originator  has full power and  authority  to execute,  deliver and perform its  obligations under this  Agreement and has full power and  authority to perform its  obligations  under the Purchase  Agreement.
The execution by the Originator of this Agreement is in the ordinary course of the  Originator's  business and will not  conflict  with,  or result in a breach of, any of the terms,  conditions  or  provisions  of the  Originator's charter or bylaws or any legal  restriction,  or any material  agreement or instrument  to which the  Originator is now a party or by which it is bound, or result in the violation of any law, rule,  regulation,  order,  judgment or decree to which the  Originator  or its  property  is subject.  The  execution,  delivery  and  performance  by the
Originator  of  this  Agreement  have  been  duly  authorized  by all  necessary  corporate  action  on part of the
Originator.  This  Agreement  has  been  duly  executed  and  delivered  by  the  Originator,  and,  upon  the  due authorization,  execution  and delivery by the Assignor and the  Assignee,  will  constitute  the valid and legally binding  obligation of the  Originator,  enforceable  against the Originator in accordance with its terms except as enforceability may be limited by bankruptcy,  reorganization,  insolvency,  moratorium or other similar laws now or hereafter in effect relating to creditors'  rights  generally,  and by general  principles of equity  regardless of whether enforceability is considered in a proceeding in equity or at law;

                                                    -2-

         (c)      No consent,  approval,  order or authorization of, or declaration,  filing or registration  with, any  governmental  entity is required to be obtained or made by the  Originator in connection  with the  execution, delivery or performance by the Originator of this Agreement; and

         (d)      There is no  action,  suit,  proceeding  or  investigation  pending  or  threatened  against  the
Originator,  before any  court,  administrative  agency or other  tribunal,  which  would  draw into  question  the validity of this  Agreement or the Purchase  Agreement,  or which,  either in any one instance or in the aggregate, would result in any material  adverse  change in the ability of the  Originator  to perform its  obligations  under this Agreement or the Purchase Agreement, and the Originator is solvent.

                  4.       Pursuant to  Section 12 of the Purchase  Agreement,  the  Originator  hereby makes as of the date hereof,  the  representations  and  warranties  set forth in Exhibit B hereto for the benefit of Assignor,
Assignee and the Trust.  The  foregoing  representations  and  warranties  shall in not in any way limit,  alter or otherwise  supersede the  representations and warranties made by the Originator in the Purchase Agreement as of the related date of the original sale of the Mortgage  Loans to the Assignor or any of the remedies  available  therein with respect to a breach of such representations and warranties.

                  5.       Nationstar  hereby represents and warrants that the  representations  and warranties set forth in Exhibit C hereto are true and correct as of the date hereof.

                  6.       The Assignor  hereby  represents  and warrants that the  representations  and warranties set forth in Exhibit D hereto are true and correct as of the date hereof.

                  Remedies for Breach of Representations and Warranties

                  7.       The  Originator  hereby  acknowledges  and agrees  that the  remedies  available  to the
Assignor,  the Assignee and the Trust  (including the Indenture  Trustee or the Custodian or Servicer acting on the
Trust's  behalf) in connection  with any breach of the  representations  and warranties  made by the Originator set forth in Sections 3 and 4 hereof shall be as set forth in  Subsection  7.03 and 7.04 of the  Purchase  Agreement as
if they were set forth herein  (including  without  limitation the repurchase and indemnity  obligations  set forth therein).

                  Notwithstanding the foregoing, the Assignor may, at its option, (i) satisfy any obligation of the Originator with respect to any breach of representation and warranty made by the Originator regarding the
Mortgage Loans or repurchase obligation with respect to an EPD Loan and (ii) in such event, the Assignor shall retain the right to enforce such representations and warranties and obligations of the Originator and the
Mortgage Loans against the Originator and, if applicable, require the Originator to repurchase such Mortgage Loan from the Assignor.

                  The  parties  hereto  agree  that the  Purchase  Agreement  shall be  amended to remove the words
"within five (5) Business Days of the  Purchaser's  request" from the first sentence of Section 7.04(a) and replace them  with the words  "on the  fifteenth  (15th)  day of the  month  (or if such day is not a  Business  Day on the immediately following Business Day) following such date which is one month after the related due date."

                                                    -3-

                  To the extent the price  required to be paid by the  Originator  for a repurchased  Mortgage Loan is less than the  Purchase  Price as defined in the  Indenture,  the Seller shall pay the  difference  between that amount and the Purchase Price.

                                                   Miscellaneous

                  8.       This  Agreement  shall be  construed  in  accordance  with the laws of the  State of New
York,  without  regard to  conflicts of law  principles,  and the  obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  9.       No term or provision of this  Agreement may be waived or modified  unless such waiver or modification  is in writing  and  signed by the party  against  whom such  waiver or  modification  is sought to be enforced, with the prior written consent of the Indenture Trustee.

                  10.      This  Agreement  shall  inure to the  benefit of (i) the  successors  and assigns of the parties  hereto  and (ii) the Trust  (including  the  Indenture  Trustee  and the  Servicer  acting on the  Trust's behalf).  Any entity into which Assignor,  Assignee or Originator may be merged or consolidated shall,  without the requirement for any further  writing,  be deemed Assignor,  Assignee or Originator,  respectively,  hereunder.  The
Trust shall be an express third-party beneficiary hereunder.

                  11.      Each of this  Agreement and the Purchase  Agreement  shall survive the conveyance of the
Mortgage  Loans and the  assignment  of the Purchase  Agreement (to the extent  assigned  hereunder) by Assignor to
Assignee  and by Assignee to the Trust and  nothing  contained  herein  shall  supersede  or amend the terms of the
Purchase Agreement, except with respect to the last sentence of Section 2 hereof.

                  12.      This  Agreement  may be  executed  simultaneously  in any number of  counterparts.  Each counterpart  shall  be  deemed  to be an  original  and all such  counterparts  shall  constitute  one and the same instrument.

                  13.      In the event that any provision of this  Agreement  conflicts  with any provision of the
Purchase  Agreement with respect to the Mortgage Loans,  the terms of this Agreement shall control and this Section
11 shall control in the event of any conflict with Section 10 hereof.

                  14.      The Assignor  shall notify the Assignee of  any disposition  of the Retained Notes to an
unaffiliated  third party in advance of settlement of such  disposition.    If such  disposition  would require the
delivery of an updated  prospectus  supplement  (as  determined  by  either   the  Assignor or the  Assignee in its
reasonable  discretion)  the Assignor shall provide to the Assignee all  information  about the disposition and the prospective  transferees which the Assignee  reasonably requests in advance of settlement of such disposition.  The
Assignor shall be responsible for all costs  associated with the preparation and delivery of an updated  prospectus supplement.

                                                    -4-

                  If  such  disposition  would  require  the  delivery  of  an  updated  prospectus  supplement  as determined  above,  the Assignor and the Assignee shall  reasonably  cooperate with one another in connection  with the  preparation  and use of any supplement to the Prospectus  Supplement  required by the Assignee or the Assignor in its  reasonable  discretion  in order to correct  any untrue  statement  of a  material  fact in the  Prospectus
Supplement,  or to prevent any omission of a material  fact  necessary  to make the  statements  in the  Prospectus
Supplement not misleading in light of the  circumstances  in which they are made in connection with the disposition of the Retained Notes.

                  15.      Capitalized  terms  used  in  this  Agreement  (including  the  exhibits  hereto  unless otherwise stated)  but not defined in this Agreement shall have the meanings given to such terms in the Indenture.

                                             [SIGNATURE PAGE FOLLOWS]

                                                    -5-

                  IN WITNESS  WHEREOF,  the  parties  have  caused  this  Agreement  to be  executed  by their duly authorized officers as of the date first above written.

                                                          NIC WL II LLC

                                                          By:______________________________________________________

                                                          Name: Ken Riis
                                                          Title: President

                                                          BEAR STEARNS ASSET BACKED SECURITIES I LLC

                                                          By:______________________________________________________
                                                          Name:
                                                          Title:

                                                          FREMONT INVESTMENT & LOAN

                                                          By:______________________________________________________
                                                          Name:
                                                          Title:

                                                          NATIONSTAR MORTGAGE LLC

                                                          By:_____________________________________________________
                                                          Name:
                                                          Title:

                                                     EXHIBIT A

                                              Mortgage Loan Schedule

                                              Available upon request

                                                     EXHIBIT B

                                          Representations and Warranties

         For purposes of this Exhibit the term "Servicing Transfer Date" therein shall mean the close of business on July 5, 2007.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the
Purchase Agreement.

         Subsection 7.01.  Representations and Warranties Respecting the Seller

                  (a)      The Seller represents, warrants and covenants as of the date hereof (the
                  "Reconstitution Date") that:

                     (i)     The  Seller  is an  industrial  bank  duly  organized,  validly  existing  and in good standing  under the laws of California.  The Seller has all licenses  necessary to carry out its business as now being  conducted,  and is licensed and qualified to transact  business in and is in good standing under the laws of each state in which any Mortgaged  Property is located or is otherwise  exempt under applicable law from such licensing  or  qualification  or is otherwise  not required  under  applicable  law to effect such  licensing or qualification  and no demand  for such  licensing  or  qualification  has been made upon the  Seller by any such state,  and in any event the Seller is in compliance with the laws of any such state to the extent  necessary to ensure the  enforceability  of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this  Agreement.  No licenses or  approvals  obtained by the Seller have been  suspended  or revoked by any court,  administrative  agency,  arbitrator or governmental  body and no proceedings are pending which might result in such suspension or revocation;

                     (ii)    The Seller has the full  corporate  power and authority to hold each Mortgage Loan, to sell  each  Mortgage  Loan,  and to  execute,  deliver  and  perform,  and to  enter  into and  consummate,  all transactions  contemplated  by this  Agreement.  The Seller has duly  authorized  the  execution,  delivery  and performance of this  Agreement,  has duly executed and delivered this Agreement,  and this  Agreement,  assuming due  authorization,  execution and delivery by the Purchaser,  constitutes a legal, valid and binding obligation of the Seller,  enforceable against it in accordance with its terms except as the enforceability  thereof may be limited by bankruptcy, insolvency or reorganization;

                     (iii)   The execution and delivery of this Agreement by the Seller and the  performance of and compliance  with  the  terms of this  Agreement  will not  violate  the  Seller's  organizational  documents  or constitute a default under or result in a breach or acceleration of, any material  contract,  agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

                     (iv)    The Seller is not in violation of, and the  execution  and delivery of this  Agreement by the  Seller and its  performance  and  compliance  with the terms of this  Agreement  will not  constitute  a violation  with respect to, any order or decree of any court or any order or regulation  of any federal,  state, municipal or governmental agency having  jurisdiction over the Seller or its assets,  which violation might have consequences  that would  materially  and  adversely  affect  the  condition  (financial  or  otherwise)  or the operation of the Seller or its assets or might have  consequences  that would  materially  and adversely  affect the performance of its obligations and duties hereunder;

                     (v)     The Seller does not believe, nor does it have any reason or cause to believe,  that it cannot perform each and every covenant contained in this Agreement applicable to the Seller;

                     (vi)    Immediately  prior to the payment of the Purchase  Price for each Mortgage  Loan,  the
   Seller or the  Servicer  was the owner of the related  Mortgage  and the  indebtedness  evidenced by the related
   Mortgage Note and upon the payment of the Purchase Price by the Purchaser;

                     (vii)   There are no  actions,  proceedings  or  regulatory  orders  (including  the Cease and
   Desist Order) against,  or investigations  of, the Seller before any court,  administrative,  regulatory body or other  tribunal (A) that might  prohibit its entering  into this  Agreement,  (B) seeking to prevent the sale of the Mortgage Loans or the  consummation  of the  transactions  contemplated  by this Agreement or (C) that might prohibit or materially and adversely  affect the  performance  by the Seller of its  obligations  under,  or the validity or enforceability of, this Agreement or any Mortgage Loan;

                     (viii)  No consent,  approval,  authorization or order of any court or governmental  agency or body is required for the  execution,  delivery and  performance  by the Seller of, or  compliance  by the Seller with, this Agreement or the  consummation of the  transactions  contemplated by this Agreement,  except for such consents,  approvals,  authorizations  or orders,  if any, that have been obtained  prior to the  Reconstitution
   Date;

                     (ix)    The  consummation  of the  transactions  contemplated  by  this  Agreement  are in the ordinary  course of business of the Seller,  and the transfer,  assignment  and conveyance of the Mortgage Notes and the Mortgages by the Seller  pursuant to this  Agreement are not subject to the bulk transfer or any similar statutory provisions;

                     (x)     Neither this Agreement nor any written  statement,  report or other document  prepared and furnished or to be prepared and  furnished by the Seller  pursuant to this  Agreement or in connection  with the  transactions  contemplated  hereby  contains  any untrue  statement  of  material  fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                     (xi)    The  transfer  of the  Mortgage  Loans  shall be  treated  as a sale on the  books and records of Seller,  and Seller has  determined  that,  and will treat,  the  disposition  of the Mortgage  Loans pursuant to this Agreement for tax and accounting purposes as a sale;

                     (xii)   The  consideration  received  by the  Seller  upon  the  sale  of the  Mortgage  loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;

                     (xiii)  Seller is  solvent  and will not be  rendered  insolvent  by the  consummation  of the transactions  contemplated  hereby.  The Seller is not transferring any Mortgage loan with any intent to hinder, delay or defraud any of its creditors;

                     (xiv)   The Seller has not dealt with any broker,  investment  banker,  agent or other  person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                     (xv)    As of the Closing Date the Seller was the sole legal,  beneficial and equitable  owner of the  Mortgage  Note  and the  Mortgage  and has full  right to  transfer  and sell the  Mortgage  Loan to the
   Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                     (xvi)   The  Mortgage  Loans  were not  intentionally  selected  in a manner  so as to  affect adversely the interests of the Purchaser;

                     (xvii)  The  Seller  is a member of MERS in good  standing,  and will  comply in all  material respects  with the  rules  and  procedures  of MERS in  connection  with the  servicing  of the MERS  Designated
   Mortgage Loans for as long as such Mortgage Loans are registered with MERS; and

                     (xviii) The Sale of the  Mortgage  Loans  will not result in a Material  Adverse  Change  with respect to the Seller.

   Subsection 7.02         Representations and Warranties Regarding Individual Mortgage Loans.

                  The Seller hereby represents and warrants as to each Mortgage Loan, as of the Reconstitution
Date, except as otherwise provided herein:

                  (i)      The information set forth in the Mortgage Loan Schedule attached hereto as Exhibit A is complete, true and correct;

                  (ii)     The Mortgage Loan is in compliance with all requirements set forth in the related
   Confirmation, and the characteristics of the related Mortgage Loan Package as set forth in the related
   Confirmation are true and correct; provided, however, that in the event of any conflict between the terms of any Confirmation and this Agreement, the terms of the Agreement, subject to the exceptions disclosed on
   Exhibit B-1 with respect to the period commencing on the day following the sale of the related Mortgage Loan to the Initial Purchaser ( the "Original Sale Date") to and including the Servicing Transfer Date, shall control;

                  (iii)     Except as otherwise disclosed on Exhibit B-1 with respect to the period commencing on the day following the Original Sale Date to and including the Servicing Transfer Date, all payments required to be made up to the close of business on the Cut-off Date for such Mortgage Loan under the terms of the
   Mortgage Note have been made; neither the Seller nor the Servicer has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

                  (iv)     As of the Servicing Transfer Date, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

                  (v)      The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the
   Custodian; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule.
   No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

                  (vi)     The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, as of the Servicing Transfer Date, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.  Each Prepayment Charge or penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;

                  (vii)    All buildings upon the Mortgaged Property are insured by a Qualified Insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies providing coverage in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) either (A) the outstanding principal balance of the Mortgage Loan with respect to each first lien Mortgage Loan or (B) with respect to each second lien Mortgage Loan, the sum of the outstanding principal balance of the related first lien mortgage loan and the outstanding principal balance of the second lien Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines; provided that, such amount shall not exceed the amount provided under applicable law.  All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance
   Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the
   Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the
   Mortgagor;

                  (viii)   Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, predatory, abusive and fair lending laws, consumer credit protection, equal credit opportunity, fair housing or disclosure laws and orders from regulatory authorities applicable to the origination and servicing of mortgage loans of a type similar to the
   Mortgage Loans and applicable to any prepayment penalty associated with the Mortgage Loans at origination have been complied with in all material respects;

                  (ix)     The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

                  (x)      The Mortgage (including any Negative Amortization which may arise thereunder) is a valid, existing and enforceable (A) first lien and first priority security interest with respect to each
   Mortgage Loan which is indicated by the Seller to be a first lien (as reflected on the Mortgage Loan
   Schedule), or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a second lien (as reflected on the Mortgage Loan Schedule), in either case, on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the
   Appraised Value of the Mortgaged Property, (c) with respect to each Mortgage Loan which is indicated by the
   Seller to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) a first lien on the
   Mortgaged Property; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest (in each case, as indicated on the Mortgage Loan Schedule) on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;

                  (xi)     The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

                  (xii)    All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the
   Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the
   Mortgage have been duly and properly executed by such parties.  The Mortgagor is a natural person;

                  (xiii)   The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the
   Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

                  (xiv)    The Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and on the Original Sale Date had full right to transfer and sell the Mortgage Loan to the
   Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                  (xv)     All parties other than the Initial Purchaser, Nationstar or any of their assignees, which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are
   (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                  (xvi)    The Mortgage Loan is covered by an American Land Title Association ("ALTA") lender's title insurance policy or a comparable form in the States of California or Texas (which, in the case of an
   Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1), issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a)
   and (b), and with respect to any second lien Mortgage Loan (c), above) the Seller or the Servicer, its successors and assigns as to the first or second priority lien (as indicated on the Mortgage Loan Schedule) of the Mortgage in the original principal amount of the Mortgage Loan (including, if the Mortgage Loan provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage) and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the

   Mortgage Interest Rate and Monthly Payment and Negative Amortization provisions of the Mortgage Note.
   Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the
   Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein.  The
   Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. As of the Servicing Transfer Date, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                  (xvii)   Other than payment delinquencies of less than one calendar month, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event of acceleration.  With respect to each second lien Mortgage
   Loan (i) to the best of the Seller's knowledge, as of the Servicing Transfer Date, the related first lien mortgage loan is in full force and effect, (ii) to the best of the Seller's knowledge after inquiry based on
   Accepted Servicing Practices, other than payment delinquencies of less than one calendar month,  there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note, (iii) to the best of the Seller's knowledge after inquiry based on Accepted Servicing
   Practices, as of the Servicing Transfer Date, there is no current event other than payment defaults of less than one month which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage, (v) the related first lien does not provide for or permit negative amortization under such first lien Mortgage Loan, and (vi) either no consent for the Mortgage
   Loan is required by the holder of the first lien or such consent has been obtained and is contained in the
   Mortgage File;

                  (xviii)  There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (xix)    All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged
   Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (xx)     The Mortgage Loans were originated by the Seller or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

                  (xxi)    Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed.  The Mortgage Loan bears interest at the Mortgage Interest
   Rate.  With respect to each Mortgage Loan which is not a Negative Amortization Loan, the Mortgage Note is
   payable on the day of each month specified in the related Mortgage Note in Monthly Payments, which, in the case of a Fixed Rate Mortgage Loans, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan

   Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage Loan, are changed on each
   Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan
   Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate.  With respect to each Negative Amortization Mortgage Loan, the related
   Mortgage Note requires a Monthly Payment which is sufficient during the period following each Payment
   Adjustment Date, to fully amortize the outstanding principal balance as of the first day of such period
   (including any Negative Amortization) over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate; provided, that the Monthly Payment shall not increase to an amount that exceeds 107.5% of the amount of the Monthly Payment that was due immediately prior to the Payment Adjustment
   Date; provided, further, that the payment adjustment cap shall not be applicable with respect to the adjustment made to the Monthly Payment that occurs in a year in which the Mortgage Loan has been outstanding for a multiple of five (5) years and in any such year the Monthly Payment shall be adjusted to fully amortize the Mortgage Loan over the remaining term.  With respect to each Mortgage Loan identified on the Mortgage Loan
   Schedule as an interest-only Mortgage Loan, the interest-only period shall not exceed ten (10) years (or such other period specified on the Mortgage Loan Schedule) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan and to pay interest at the related Mortgage Interest Rate.  With respect to each Balloon Mortgage Loan, the Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over a term greater than the original term thereof and to pay interest at the related Mortgage Interest Rate and requires a final Monthly Payment substantially greater than the preceding monthly payment which is sufficient to repay the remaining unpaid principal balance of the
   Balloon Mortgage Loan at the Due Date of such monthly payment.  The Index for each Adjustable Rate Mortgage
   Loan is as set forth on the Mortgage Loan Schedule.  No Mortgage Loan is a Convertible Mortgage Loan.  No
   Balloon Mortgage Loan has an original stated maturity of less than seven (7) years;

                  (xxii)   The origination, servicing and collection practices used with respect to each Mortgage
   Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow
   Accounts and Escrow Payments, if any, since origination and to and including the Servicing Transfer Date, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry.
   The Mortgage Loan has been serviced by the Servicer and any predecessor servicer in accordance with the terms of the Mortgage Note and Accepted Servicing Practices up to the Servicing Transfer Date.  With respect to escrow deposits and Escrow Payments, if any, and as of the Servicing Transfer Date, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or
   Escrow Payments or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Servicer for any work on a Mortgaged Property which has not been completed; provided that up to the Servicing Transfer Date, certain Insurance Proceeds may be held by the Servicer in escrow pending the completion of repairs which are required to be made to a Mortgaged Property in connection with the payment of such Insurance Proceeds;

                  (xxiii)  To the best of the Seller's knowledge, after inquiry based on Accepted Servicing
   Practices and subject to the exceptions in Exhibit B-1 with respect to the period commencing on the day following the sale of the related Mortgage Loan to the Initial Purchaser to and including the Servicing
   Transfer Date, the Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

                  (xxiv)   The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the
   Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure.  The Mortgaged
   Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the
   Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.  As of the Servicing Transfer Date, the Mortgagor has not notified the Servicer and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers'
   Civil Relief Act or any similar state law;

                  (xxv)    The Mortgage Loan was underwritten in accordance with the published underwriting standards of Seller in effect at the time the Mortgage Loan was originated; and the Mortgage Note and Mortgage are on forms acceptable to prudent lenders in the secondary market;

                  (xxvi)   The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

                  (xxvii)  The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of Fannie Mae and Freddie Mac, was on appraisal form 1004, form 1025 and form 1073 with an interior inspection and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Servicer, who had no interest, direct or indirect in the
   Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie
   Mac.  Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial
   Institutions Reform, Recovery, and Enforcement Act of 1989;

                  (xxviii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the
   Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxix)   No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Servicer, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                  (xxx)    The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate
   Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

                  (xxxi)   No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property (other than a construction to permanent loan that has converted to a permanent loan in accordance with Fannie Mae guidelines; or (b) facilitating the trade-in or exchange of a Mortgaged Property;

                  (xxxii)  The Servicer has no knowledge of any circumstances or condition with respect to the
   Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

                  (xxxiii) No Mortgage Loan had an LTV or a CLTV at origination in excess of 100%.   No Mortgage
   Loan is subject to a lender paid primary mortgage insurance policy;

                  (xxxiv)  To the best of the Seller's knowledge, after inquiry based on Accepted Servicing
   Practices, the Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

                  (xxxv)   No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the
   Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the
   Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (xxxvi)  The Assignment of Mortgage is in recordable form, except for the name of the assignee which is blank, and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged
   Property is located;

                  (xxxvii) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second (as indicated on the Mortgage
   Loan Schedule) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization;

                  (xxxviii)         If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;

                  (xxxix)  The source of the down payment with respect to each Mortgage Loan has been fully verified by the Servicer;

                  (xl)     Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                  (xli)    The Mortgaged Property is in compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller or the
   Servicer nor, to the Seller's or the Servicer's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

                  (xlii)   The Servicer shall, at its own expense, cause each Mortgage Loan to be covered by a
   Tax Service Contract which is assignable to the Purchaser or its designee; provided however, that if the
   Servicer fails to purchase such Tax Service Contract, the Servicer shall be required to reimburse the
   Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax
   Service Contract;

                  (xliii)  Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the
   Servicer agrees to purchase such Flood Zone Service Contract;

                  (xliv)   No Mortgage Loan (a)(1) is subject to the provisions of the Homeownership and Equity
   Protection Act of 1994 as amended ("HOEPA"), (2) that is secured by the borrower's principal residence has an
   APR or total points and fees that exceed the thresholds set by HOEPA and its implementing regulations, including 12 CFR 226.32 (a)(1)(i) and (ii)) and such requirement applies to other second mortgage loans or
   (3)  has an "annual percentage rate" or "total points and fees" payable by the borrower (as each such term is defined under HOEPA) that equal or exceed the applicable thresholds defined under HOEPA (Section 32 of
   Regulation Z, 12 C.F.R. Section 226.32(a)(1)(i) and (ii)),  (b) is a "high cost" mortgage loan, "covered"
   mortgage loan (excluding home loans defined as "covered home loans" pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act that were originated between November 26, 2003 and
   July 7, 2004), "high risk home" mortgage loan, or "predatory" mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, (c) is subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS ® Glossary which is now Version
   6.0 Revised, Appendix E);

                  (xlv)    No predatory, abusive, or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor's ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no apparent benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan;

                  (xlvi)   The debt-to-income ratio of the related Mortgagor was not greater than 60% at the origination of the related Mortgage Loan;

                  (xlvii)  No Mortgagor was required to purchase any credit insurance product (e.g., life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit.  No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, health insurance or property) or debt cancellation agreement in connection with the origination of the Mortgage Loan.  No proceeds from any
   Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

                  (xlviii) The Mortgage Loans were not selected from the outstanding one- to four-family mortgage loans in the Seller's portfolio as to which the representations and warranties set forth in this Agreement could be made at the Reconstitution Date in a manner so as to affect adversely the interests of the Purchaser;

                  (xlix)   The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

                  (l)      The Mortgage Loan complies with all applicable consumer credit statutes and regulations, including, without limitation, the respective Uniform Consumer Credit Code laws in effect in
   Alabama, Colorado, Idaho, Indiana, Iowa, Kansas, Maine, Oklahoma, South Carolina, Utah, West Virginia and
   Wyoming, has been originated by a properly licensed entity, and in all other respects, complies with all of the material requirements of any such applicable laws;

                  (li)     The information set forth in the Mortgage Loan Schedule as to Prepayment Charges is
   complete, true and correct in all material respects and each Prepayment Charge is permissible, enforceable and collectable in accordance with its terms upon the Mortgagor's full and voluntary principal payment under applicable law and each Prepayment Charge was originated in compliance with all applicable federal, state and local laws;

                  (lii)    Except as otherwise disclosed on Exhibit B-1 with respect to the period commencing on the day following the Original Sale Date to and including the Servicing Transfer Date, the Mortgage Loan was not prepaid in full prior to the Servicing Transfer Date and the Servicer has not received notification from a
   Mortgagor that a prepayment in full shall be made after the Servicing Transfer Date;

                  (liii)   No Mortgage Loan is secured by cooperative housing, commercial property or mixed use property;

                  (liv)    As of the Reconstitution Date, each Mortgage Loan is eligible for sale in the secondary market or for inclusion in a Securitization Transaction without unreasonable credit enhancement;

                  (lv)     Except as set forth on the related Mortgage Loan Schedule, none of the Mortgage Loans are subject to a Prepayment Charge.  With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan's origination, the
   Mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan's origination, the Mortgagor was offered the option of obtaining a
   Mortgage Loan that did not require the payment of such a premium; (iii) the Prepayment Charge was adequately disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law; (iv) the duration of the Prepayment Charge shall not exceed three (3) years from the date of the Mortgage Note; and (v)
   notwithstanding any state or federal law to the contrary, the Servicer shall not impose such Prepayment Charge in any instance when the mortgage debt is accelerated as the result of the Mortgagor's default in making the loan payments;

                  (lvi)    Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws");
   Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering
   Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable
   Mortgagor and the origin of the assets used by the said Mortgagor to purchase the Mortgaged Property, and maintains, and will maintain, sufficient information to identify and verify the identification of the applicable Mortgagor for purposes of the Anti-Money Laundering Laws.  No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the
   Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or
   in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "specially designated national or blocked person"
   for purposes of the OFAC Regulations;

                  (lvii)   Reserved;

                  (lviii)  With respect to each Mortgage Loan, the Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and  complete information (i.e., favorable and unfavorable) on the related borrower credit files to Equifax, Experian and Trans Union Credit
   Information Originator (three of the credit repositories), on a monthly basis and, for each Mortgage Loan, the
   Servicer will furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax,
   Experian, and Trans Union Credit  Information Originator (three of the credit repositories, on a monthly basis;

                  (lix)    All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal laws and regulations.  Except as set forth on the Mortgage Loan Schedule, no Mortgagor was charged Points and Fees (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of the Mortgage Loan or (2) $1,000.  Except as set forth on the Mortgage Loan Schedule, no Mortgagor of a mortgage loan that is secured by the Mortgagor's principal residence was charged Points and Fees in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such loan, whichever is greater.  "Points and Fees" (a) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party, and (b) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees;
   escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fees and charges, in total, do not exceed 0.25 percent of the loan amount.  All points, fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan were disclosed in writing to the related Mortgagor  in accordance with applicable state and federal laws and regulations;

                  (lx)     As of the Servicing Transfer Date, the Servicer has transmited full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage
   Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

                  (lxi)    With respect to any Mortgage Loan which is secured by manufactured housing, if such
   Mortgage Loans are permitted hereunder, such Mortgage Loan satisfies the requirements for inclusion in residential mortgage backed securities transactions rated by Standard & Poor's Ratings Services and such manufactured housing will be the principal residence of the Mortgagor upon the origination of the Mortgage
   Loan.  With respect to any Mortgage Loan which is secured by manufactured housing, upon the origination of such mortgage loan the manufactured housing unit either: (i) will be the principal residence of the Mortgagor or (ii) will be classified as real property under applicable state law;

                  (lxii)   No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home
   Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.). Each Mortgage Loan secured by property located within the Cook County, Illinois anti-predatory lending Pilot Program area (i.e.,  ZIP Codes
   60620, 60621, 60623, 60628, 60629, 60632, 60636, 60638, 60643 and 60652) complies with the recording requirements outlined in Illinois House Bill 4050 and Senate Bill 304 effective September 1, 2006 for the period of time such Pilot Program was in effect;

                  (lxiii)  No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March
   6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the
   Mortgagor's principal dwelling.  No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair
   Lending Act, as amended (the "Georgia Act").   Each Mortgage Loan that is a "Home Loan" under the Georgia Act complies with all applicable provisions of the Georgia Act. No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified)
   on or after October 1, 2002 through and including March 6, 2003.  No Mortgage Loan originated on or after
   October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

                  (lxiv)   No Mortgage Loan is a "High-Cost" loan as defined under the New York Banking Law
   Section 6-1, effective as of April 1, 2003;

                  (lxv)    No Mortgage Loan (a) is secured by property located in the State of New York; (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after
   April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans", as defined in Section 6-1 of the New York State Banking Law;

                  (lxvi)   No Mortgage Loan is a "High Cost Home Loan" as defined in the Arkansas Home Loan
   Protection Act effective July 16, 2003 (Act 1340 or 2003);

                  (lxvii)  No Mortgage Loan is a "High Cost Home Loan" as defined in the Kentucky high-cost loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

                  (lxviii) No Mortgage Loan secured by property located in the State of Nevada is a "home loan"
   as defined in the Nevada Assembly Bill No. 284;

                  (lxix)   No Mortgage Loan is a "manufactured housing loan" or "home improvement home loan"
   pursuant to the New Jersey Home Ownership Act.  No Mortgage Loan is a "High-Cost Home Loan" or a refinanced
   "Covered Home Loan," in each case, as defined in the New Jersey Home Ownership Act effective November 27, 2003
   (N.J.S.A. 46;10B-22 et seq.);

                  (lxx)    No Mortgage Loan is a subsection 10 mortgage under the Oklahoma Home Ownership and
   Equity protection Act;

                  (lxxi)   No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan
   Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

                  (lxxii)  No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home
   Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

                  (lxxiii) No Loan that is secured by property located within the State of Maine meets the definition of a (i) "high-rate, high-fee" mortgage loan under Article VIII, Title 9-A of the Maine Consumer
   Credit Code or (ii) "High-Cost Home Loan" as defined under the Maine House Bill 383 L.D. 494, effective as of
   September 13, 2003;

                  (lxxiv)  Reserved;

                  (lxxv)   No Mortgage Loan is a "High Cost Home Mortgage Loan" as defined in the Massachusetts
   Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C).  No Mortgage Loan
   secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term "borrower" is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004))
   unless either (1) (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.25% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related
   Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an "open-end home loan" (as such term is used in the Massachusetts House Bill 4880 (2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in The Wall Street Journal plus a margin of one percent, or (2) such Mortgage Loan is in the "borrower's interest," as documented by a "borrower's interest worksheet" for the particular Mortgage Loan, which worksheet incorporates the factors set forth in Massachusetts House Bill 4880 (2004) and the regulations promulgated thereunder for determining "borrower's interest," and otherwise complies in all material respects with the laws of the Commonwealth of Massachusetts;

                  (lxxvi)  No Loan is a "High Cost Home Loan" as defined by the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. §§ 24-9-1 et seq.);

                  (lxxvii) The Mortgagee has not made or caused to be made any payment in the nature of an
   "average" or "yield spread premium" to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;

                  (lxxviii)         The sale or transfer of the Mortgage Loan by the Seller complies with all applicable federal, state, and local laws, rules, and regulations governing such sale or transfer, including, without limitation, the Fair and Accurate Credit Transactions Act ("FACT Act") and the Fair Credit Reporting
   Act, each as may be amended from time to time, and the Seller has not received any actual or constructive notice of any identity theft, fraud, or other misrepresentation in connection with such Mortgage Loan or any party thereto;

                  (lxxix)  With respect to each MERS Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule.  The related Assignment of Mortgage to MERS has been duly and properly recorded, or has been delivered for recording to the applicable recording office;

                  (lxxx)   With respect to each MERS Loan, Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

                  (lxxxi)  With respect to each second lien Mortgage Loan, either no consent for the Mortgage
   Loan is required by the holder of the first lien or such consent has been obtained and is contained in the
   Mortgage File;

                  (lxxxii) No Mortgage Loan contains any obligation, conditional or otherwise, requiring the owner of such Mortgage Loan to offer a new loan to the related Mortgagor to refinance the principal balance of the Mortgage Loan, or any portion thereof, or to extend the maturity date thereof;

                  (lxxxiii)         Each Mortgage Loan contains a customary "due on sale" clause;

                  (lxxxiv) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan;

                  (lxxxv)    If the Mortgage Loan provides that the interest rate on the principal balance of the related Mortgage Loan may be adjusted, all of the terms of the related Mortgage pertaining to interest rate adjustments and adjustments of the outstanding principal balance have been made in accordance with the terms of the related Mortgage Noted and applicable law and are enforceable and such adjustments will not affect the priority of the Mortgage lie;

                  (lxxxvi) Each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);

                  (lxxxvii)         No Mortgage Loan is currently delinquent and has not been more than 30 days delinquent within twelve (12) months of the related Cut-off Date under the Office of Thrift Supervision delinquency methodology;

                  (lxxxviii)        Reserved;

                  (lxxxix) With respect to each Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

                  (xc)              With respect to any subordinate lien Mortgage Loan and except as set forth on the Mortgage Loan Schedule, such lien is on a one- to four-family residence that is (or will be) the principal residence of the Mortgagor; (i) no subordinate lien mortgage loan has an original principal balance that exceeds one-half of the one-unit limitation for first lien mortgage loans, i.e. $208,500 (in Alaska, Guam,
   Hawaii, Virgin Islands: $312,750), without regard to the number of units; and (ii) the original principal balance of the first lien mortgage loan plus the original principal balance of the any subordinate lien mortgage loans relating to the same mortgaged property does not exceed the applicable Freddie Mac loan limit for first lien mortgage loans for that property type;

                  (xci)    Except as set forth on the Mortgage Loan Schedule, no first lien mortgage loan has an original principal balance that exceeds the applicable Freddie Mac loan limit;

                  (xcii)   Except as set forth on the Mortgage Loan Schedule, no mortgage loan is "seasoned" (a seasoned mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related security);

                  (xciii)  No Mortgage Loan that was originated on or after October 31, 2004, is subject to mandatory arbitration except when the terms of the arbitration also contain a waiver provision that provides that in the event of a sale or transfer of the Mortgage Loan or interest in the Mortgage Loan to Fannie Mae, the terms of the arbitration are null and void and cannot be reinstated.  The seller hereby covenants that the seller or servicer of the Mortgage Loan, as applicable, will notify the borrower in writing within 60 days of the sale or transfer of the Mortgage Loan to Fannie Mae that the terms of the arbitration are null and void;

                  (xciv)   No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator.  If, at the time of loan application, the borrower may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the borrower's application to such affiliate for underwriting consideration;

                  (xcv)    The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan.

                                                    EXHIBIT B-1

______________________________________________________________________________________________
  Loan Number      ARM    Note Date       Next       Loan Balance             Status
                                        Maturity
______________________________________________________________________________________________
  3000718007        Y       07/01/07   12/1/2056       $133,143.75  Delinquent Taxes
___________________________________________________________________________________________
  3000771571        Y       07/01/07   12/1/2036       $163,893.96  Delinquent Insurance
___________________________________________________________________________________________
  3001178994        N       07/01/07    2/1/2037       $343,824.92  Delinquent Insurance
___________________________________________________________________________________________
  3001219265        N       07/01/07    3/1/2037       $464,314.26  Delinquent Taxes
___________________________________________________________________________________________
  3001104347        Y       07/01/07    2/1/2057       $373,888.11  Delinquent Taxes
___________________________________________________________________________________________
  3001068673        N       08/01/07    2/1/2037       $447,923.90  Risk Management
___________________________________________________________________________________________
                                                                    Litigation, Risk
  3001069845        Y       07/01/07    2/1/2037       $108,892.96  Management
___________________________________________________________________________________________
  3000984384        Y       07/01/07    1/1/2057       $197,330.18  Sailors and Soldiers
___________________________________________________________________________________________
  3000984578        N       07/01/07    1/1/2037        $49,116.44  Sailors and Soldiers
___________________________________________________________________________________________
  3000724232        Y       07/01/07   12/1/2036       $294,012.86  Delinquent Insurance
___________________________________________________________________________________________
  3001054531        Y       07/01/07    2/1/2037       $179,380.89  Delinquent Taxes
___________________________________________________________________________________________
  3001116808        Y       07/01/07    2/1/2037        $63,793.74  Delinquent Taxes
___________________________________________________________________________________________
  3001185185        N       07/01/07    3/1/2037       $135,797.73  Delinquent Taxes
___________________________________________________________________________________________
  3001219540        Y       07/01/07    3/1/2037       $230,614.65  Bankruptcy
___________________________________________________________________________________________
  3001175263        Y       08/01/07    2/1/2037       $527,222.37  Sailors and Soldiers
___________________________________________________________________________________________
  3001023613        Y          08527    7/1/2007        $57,346.00  Delinquent Insurance
___________________________________________________________________________________________
  3000827269        Y          33023    7/1/2007        $57,346.00  Delinquent Insurance
___________________________________________________________________________________________
  3000818097        Y          46552    8/1/2007        $53,693.00  Delinquent Taxes
___________________________________________________________________________________________
  3000979720        Y          46342    7/1/2007        $50,041.00  Delinquent Taxes
___________________________________________________________________________________________
  3001075821        Y          46320    8/1/2007        $50,072.00  Delinquent Taxes
___________________________________________________________________________________________

                                                     EXHIBIT C

         Nationstar hereby represents and warrants as to each Mortgage Loan and as of the date hereof:

         (i)  Except as otherwise disclosed on the Mortgage Loan Schedule, all payments required to be made between the Servicing Transfer Date and the date hereof for such Mortgage Loan under the terms of the Mortgage Note have been made; Nationstar has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
              Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or
              Mortgage;

         (ii) During the period commencing on the Servicing Transfer Date to and including the date hereof, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

         (iii)    During the period commencing on the Servicing Transfer Date to and including the date hereof, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (iv) With respect to each second lien Mortgage Loan (i) during the period commencing on the Servicing
              Transfer Date to and including the date hereof,, the related first lien mortgage loan is in full force and effect, (ii) during the period commencing the day after the Servicing Transfer Date to and including the date hereof,, there is no current event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder;

         (v)  The origination, servicing and collection practices used with respect to each Mortgage Note and
              Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow
              Accounts and Escrow Payments, if any, during the period commencing on the Servicing Transfer Date to and including the date hereof,, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry.  The Mortgage Loan has been serviced by
              Nationstar in accordance with the terms of the Mortgage Note and Accepted Servicing Practices.
              With respect to escrow deposits and Escrow Payments, if any, during the period commencing the day after the Servicing Transfer Date to and including the date hereof, all such payments are in the possession of, or under the control of, Nationstar and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due Nationstar have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by Nationstar for any work on a Mortgaged Property which has not been completed; provided that, certain Insurance Proceeds may be held by Nationstar in escrow pending the completion of repairs which are required to be made to a Mortgaged Property in connection with the payment of such Insurance Proceeds;

         (vi) During the period commencing on the Servicing Transfer Date to and including the date hereof, the
              Mortgagor has not notified Nationstar and Nationstar has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers' Civil Relief Act or any similar state law;

       (vii)  The Mortgage Loan was not prepaid in full prior during the period commencing on the Servicing
              Transfer Date to and including the date hereof, and Nationstar has not received notification from a
              Mortgagor that a prepayment in full shall be made after the Closing Date;

       (viii) As of the Closing Date, Nationstar will transmit full-file credit reporting data for each
              Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off; and

         (ix) To the best of the Nationstar's knowledge, after inquiry based on Accepted Servicing Practices and with respect to the period commencing on the Servicing Transfer Date to and including the date hereof, the Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

                                                     EXHIBIT D

         Assignor hereby represents and warrants as of the date hereof:

         (a)      Each Mortgage Loan and the prepayment penalty associated with such Mortgage Loan, if any, at the time of origination complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

         (b)      No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS® Glossary which is now Version 6.0, Appendix E) ;

         (c)      No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act